VARIABLE ANNUITY ACCOUNT C IRA & SEP ING Life Insurance and Annuity Company Supplement dated October 15 2002 to Prospectus dated May 1, 2002
The information in the Fund Expense Table for the Calvert Social Balanced Portfolio in the May 1, 2002 prospectus is hereby amended to read as follows:
Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Fund Annual Expenses	Fees and Expenses Waived or Reimbursed	Total Net Fund Annual Expenses
Calvert Social Balanced Portfolio(6)	0.70%		0.18%	0.88%	--	0.88%
(6)

"Management (Advisory) Fees" include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other Expenses" listed above reflect an indirect fee of 0.01% resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. A voluntary reduction of fees paid indirectly is not reflected in the above table. If this voluntary reduction was reflected, the amounts shown under "Other Expenses" and "Total Net Fund Annual Expenses" would be 0.17% and 0.87%, respectively.

X.75992-02